                                                                   EXHIBIT 10.89

                                 N E T   L E A S E
                                 -----------------

                                     ARTICLE I

                                   Reference Data
                                   --------------


1.1  Subjects Referred To.
     --------------------

     Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1.

     (a)  Date of this Lease:      May 29, 1996

     (b) Premises: The land with the 156,000 square foot building thereon commonly known as 300 Foster Street, Littleton, Massachusetts, more particularly shown on Exhibit A attached hereto.

     (c) Landlord: John K. Grady, Trustee of Concord Associates Foster Street Trust u/d/t dated July 21, 1982 and recorded with the Middlesex South District Registry of Deeds in Book 14680, Page 354.

     (d)  Original Address of Landlord: 300 Foster Street,
          Littleton, Massachusetts 01460

     (e) Tenant: XRE Acquisition Corp., a Delaware corporation


     (f)  Original Address of Tenant:   300 Foster Street,
                                        Littleton, Massachusetts  01460

     (g)  Term:  Sixteen (16) Years.

     (h)  Annual Fixed Rent:

          Lease Years:                  Annual Fixed Rent:

          1 through 5                        $858,000
          6 through 10                       $975,000
          11 through 16                      $1,092,000

     (i)  Permitted Uses:     All uses permitted by applicable law

     (j)  Public Liability Insurance Limits:

               Bodily Injury:      $2,000,000
               Property Damage:    $2,000,000

     (k)  Tenant's Option to Purchase:  As set forth in Section 9.11.

1.2  Exhibits.
     --------

     The Exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as a part of this Lease:

     EXHIBIT A.     Description of Premises.

                                  ARTICLE II

                               Premises and Term
                               -----------------

     2.1  Premises.  Landlord hereby leases and demises to Tenant and Tenant
          --------
hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises.

     2.2  Term.  TO HAVE AND TO HOLD for a term beginning on the date hereof
          ----
and continuing for the Term, unless sooner terminated as hereinafter provided.

                                  ARTICLE III

                             Condition of Premises
                             ---------------------

     3.1  As Is.  Tenant accepts the Premises in their "as is" condition as
          -----
of the date of this Lease. Landlord shall not be required to construct any leasehold improvements as a condition precedent to the commencement of the Term of this Lease.

                                  ARTICLE IV

                                     Rent
                                     ----

     4.1  The Fixed Rent.  Tenant covenants and agrees to pay Annual Fixed
          --------------
Rent to Landlord at the Original Address of Landlord or at such other place or to such other person or entity as Landlord may by notice to Tenant from time to time direct in equal installments of 1/12th of the Annual Fixed Rent in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at that rate payable in advance for such portion.

     4.2  Additional Rent.  This Lease is a NET LEASE, and Landlord shall
          ---------------
not be obligated to pay any charge or bear any expense whatsoever against or with respect to the Premises except to the extent hereinafter provided. In order that the Fixed Rent shall be net to Landlord, Tenant covenants and agrees to pay, as Additional Rent, taxes, betterment assessments, insurance costs, and utility charges with respect to the Premises as provided in this
Section 4.2 as follows:

          4.2.1  Real Estate Taxes.  Tenant shall pay, directly to the
                 -----------------
authority charged with collection all "real estate taxes" which are, at any time prior to or during the Term hereof, imposed or levied upon or assessed against the Premises. If any real estate taxes levied against the Premises may legally be paid in installments, Tenant may elect to pay such real estate taxes in installments together with all interest and other charges due thereon or on account thereof. For each tax or assessment period, or installment period thereof, wholly included in the Term, all such payments shall be made by Tenant no later than the last date on which the same may be paid without interest or penalty; provided that for any fraction of a tax or assessment period, or installment period thereof, included in the Term at the beginning or end thereof, Tenant shall pay to Landlord, within 20 days after receipt of invoice therefor, the fraction of real estate taxes so levied or assessed or becoming payable which is allocable to such included period.

          The term "real estate taxes" as used herein shall mean all real estate taxes, assessments, and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof, which shall or may during the Term as it may be extended be assessed, imposed, become due and payable or be levied by the lawful taxing authorities attributable to the period commencing on the Term commencement date against the Premises or liens upon or arising in connection with the use or occupancy or possession of, or becoming due or payable out of or for, the Premises or any part thereof. "Real estate taxes" shall include all interest or penalties imposed with respect to the Premises which arise due to Tenant's failure to pay tax payments as and when due pursuant to this Lease.

          Except as otherwise set forth in the immediately succeeding paragraph of this Section 4.2.1 nothing herein contained shall be construed to include as a real estate tax any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Landlord; provided, however, that, if at any time during the Term the methods of taxation prevailing at the Term commencement date shall be altered so that in lieu of or as a substitute for the whole or any part of the real estate taxes now levied, assessed or imposed, there shall be levied, assessed or imposed an income or other tax of whatever nature, then the same shall be included in the computation of real estate taxes hereunder.

          Real estate taxes shall include any excise, transaction, sales or privilege tax now or hereafter imposed by any government or governmental agency upon Landlord, in substitution for or in addition to the real estate taxes now levied on the Premises, on account of, attributed to, or measured by rent or other charges payable by Tenant or levied by reason of the parking available on the Premises, and shall be repaid by Tenant to Landlord in addition to and together with the Annual Fixed Rent, additional rent and other charges otherwise payable hereunder.

          Notwithstanding any other provision of this Lease, Tenant shall not be obligated to pay any tax unless it is levied solely upon the Premises or on the Annual Fixed Rent or any additional rent payable under this Lease.

          If Tenant shall deem itself aggrieved by any such real estate taxes and shall elect to contest the payment thereof, Tenant may make such payment under protest or, if postponement of such payment will not result in a lien or otherwise jeopardize Landlord's title to the Premises nor prejudice Landlord's rights with respect to abatement proceedings, Tenant may postpone the same.

          Either party paying any real estate taxes shall be entitled to recover, receive and retain for its own benefit all abatements and refunds related thereto, unless it has previously been reimbursed by the other party. Any abatement or refund related to the payment of which was apportioned between the parties shall be first applied to the costs of securing such abatement or refund, and the balance shall be apportioned in like manner. Neither party shall discontinue any abatement proceedings begun by it without first giving the other party notice of its intent so to do and reasonable opportunity to be substituted in such proceedings. Notwithstanding any other provision of this Lease to the contrary, neither party paying any real estate taxes shall make such payment in such an amount, in such a manner, or at such a time as would prejudice any abatement proceeding.

          4.2.2  Insurance.  Tenant shall take out and maintain throughout
                 ---------
the Term the following insurance:

               4.2.2.1 All-risk insurance covering all buildings and improvements now existing or hereafter erected upon the Premises, and all equipment, fixtures, motors, machinery, furnishings and furniture installed in or used in connection with the Premises, with such additional endorsements as may be necessary to include coverage for vandalism and malicious conduct, floods, water damage, earthquake and debris removal and demolition, in an amount sufficient for Tenant to avoid any co-insurance obligation and not less than the replacement cost of all such buildings, improvements, equipment, fixtures, motors, machinery, furnishings and furniture (but not less than the agreed amount if coverage is pursuant to an agreed amount clause) as such replacement cost may be determined from time to time by agreement with the insurance carrier. Tenant shall not be required to provide insurance with respect to defect in the Premises or any obligation of Landlord existing as of the commencement of the Term of this Lease.

               4.2.2.2 Commercial general liability insurance indemnifying Landlord and Tenant against all claims and demands for any injury to person or property which may be claimed to have occurred on or about the Premises or on the sidewalk or ways adjoining the Premises, in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1, and, from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes; and workmen's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises.

               4.2.2.3 Insurance against loss or damage from sprinklers and from leakage or explosion or cracking of boilers, pipes carrying steam or water, or both, pressure vessels or similar apparatus, in the so-called "broad form" and in such amounts as Landlord may reasonably require.

               4.2.2.4 All policies required under this Section 4.2.2 shall be obtained from responsible companies qualified to do business in the state in which the Premises are located and in good standing therein, which companies and the amount of insurance allocated thereto shall be subject to Landlord's reasonable approval. Such insurance may be provided under blanket policies. All such insurance shall name Tenant, Landlord and any mortgagee of which Landlord has provided Tenant notice as an additional insured as their interests may appear. Tenant agrees to furnish Landlord with certificates evidencing all such insurance prior to the beginning of the Term hereof and evidence of each renewal policy at least 30 days prior to the expiration of the policy it renews. Each such policy shall be non-cancellable with respect to the interest of Landlord and the holders of any mortgages on the Premises without at least 30 days' prior written notice thereto.

               4.2.2.5 All insurance which is carried by either party with respect to the Premises or to furniture, furnishings, fixtures or equipment therein or alterations or improvements thereto, whether or not required, shall include provisions which either designate the other party as one of the insured or deny to the insurer acquisition by subrogation of rights of recovery against the other party to the extent such rights have been waived by the insured party prior to occurrence of loss or injury, insofar as, and to the extent that such provisions may be effective without making it impossible to obtain insurance coverage from responsible companies qualified to do bus-iness in the state in which the Premises are located (even though extra premium may result therefrom). In the event that extra premium is payable by either party as a result of this provision, the other party shall reimburse the party paying such premium the amount of such extra premium. If at the request of one party, this non-subrogation provision is waived as to such party, then the obligation of reimbursement by such party shall cease for such period of time as such waiver shall be effective, but nothing contained in this
Section 4.2.2.5 shall derogate from or otherwise affect releases else-where herein contained of either party for claims. Each party shall be entitled to have duplicates or certificates of any policies containing such provisions. Each party hereby waives all rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing said non-subrogation provisions, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance.

          4.2.3  Utilities.  Tenant shall pay directly to the proper
                 ---------
authorities charged with the collection thereof all charges for water, sewer, gas, electricity, telephone and other utilities or services used or consumed on the Premises, whether called charge, tax, assessment, fee or otherwise, including, without limitation, water and sewer use charges and taxes, if any, all such charges to be paid as the same from time to time become due.

     4.3  Late Payment of Rent.  If any installment of Fixed Rent or payment
          --------------------
of Additional Rent is paid more than ten (10) days after the date the same was due, it shall bear interest from the due date at the prime commercial rate of The First National Bank of Boston, as it may be adjusted from time to time, plus two percent per annum, but in no event more than the maximum rate of interest allowed by law, the payment of which shall be Additional Rent.


                                   ARTICLE V

                         Tenant's Additional Covenants
                         -----------------------------

     5.1  Affirmative Covenants.  Tenant covenants at its sole expense at
          ---------------------
all times during the Term and for such prior or subsequent time as Tenant occupies the Premises or any part thereof:

          5.1.1  Perform Obligations.  To perform promptly all of the
                 -------------------
obligations of Tenant set forth in this Lease; and to pay when due the Fixed Rent and Additional Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

          5.1.2  Use.  To use the Premises only for the Permitted Uses, and
                 ---
from time to time to procure all licenses and permits necessary therefor at Tenant's sole expense.

          5.1.3  Repair and Maintenance.  Except as otherwise provided in
                 ----------------------
Article VI, to keep the Premises (but not the roof and structure of the Premises, which shall be maintained by Landlord in good condition during the
Term) in good order, condition and repair and in at least as good order, condition and repair as they are in on the Commencement Date or may be put in during the Term, reasonable use and wear, fire and other casualty only excepted; to maintain in good condition all lawns and planted areas and keep in good repair and clean and neat and free of snow and ice all surfaced roadways, walks, and parking and loading areas; and to make all repairs and to do all other work necessary for the foregoing purposes.

          5.1.4  Compliance with Law.  To make all non-structural repairs,
                 -------------------
alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority; to keep the Premises equipped with all safety equipment required; to pay all municipal, county, or state taxes assessed against the leasehold interest hereunder, or against personal property of any kind on or about the Premises; and to comply with the orders, regulations, variances, licenses and permits of or granted by governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises, and the condition, use or occupancy thereof, except that Tenant may defer compliance so long as the validity of any such order, regulation, code, ordinance or law shall be contested by Tenant in good faith and by appropriate legal proceedings. Notwithstanding the foregoing, Landlord shall make such repairs, alterations or replacements, shall furnish such safety equipment, and shall otherwise bring the Premises into compliance with all applicable laws as of the commencement of the Term of this Lease.

          5.1.5  Tenant's Work.  To procure at Tenant's sole expense all
                 -------------
necessary permits and licenses before undertaking any work on the Premises; to do all such work in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws; to pay promptly when due the entire cost of any work on the Premises undertaken by Tenant so that the Premises shall at all times be free of liens for labor and materials; to require such contractors employed by Tenant to carry workmen's compensation insurance in accordance with statutory requirements; and to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work. Tenant shall not make any alterations to the Premises having a cost in excess of $50,000 or which affect the structure of the Premises without the Landlord's prior approval of the plans and specifications therefor, which approval shall not be unreasonably withheld or delayed. Tenant shall furnish Landlord with such insurance as Landlord shall reasonably request when any such alterations are being undertaken by Tenant.

          5.1.6  Indemnity.  Tenant shall defend all actions against
                 ---------
Landlord, any partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord, holders of mortgages on the Premises and any other party having an interest in the Premises (herein, "Indemnified Parties") with respect to, and shall pay, protect, indemnify and save harmless, to the extent permitted by law, all Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from (i) injury to or death of any person, or damage to or loss of property, on or about the Premises or on adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any thereof, unless such injury, death or damage was caused by the negligence or willful misconduct of Landlord or its agents, contractors, licensees or invitees, (ii) violation by Tenant of this Lease, or (iii) any act, fault, omission, or other misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees.

          Landlord shall defend all actions against Tenant, any partner, trustee, stockholder, officer, director, employee or beneficiary of Tenant (herein, "Tenant Indemnified Parties") with respect to, and shall pay, protect, indemnify and save harmless, to the extent permitted by law, all Tenant Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from (i) injury to or death of any person, or damage to or loss of property, on or about the Premises or on adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any thereof caused by the negligence or willful misconduct of Landlord or its agents, contractors, licensees or invitees, (ii) violation by Landlord of this Lease, or (iii) any act, fault, omission, or other misconduct of Landlord or its agents, contractors, licensees, sublessees or invitees.

          5.1.7  Landlord's Right to Enter.  To permit Landlord and its
                 -------------------------
agents to enter the Premises at reasonable times after reasonable notice to examine the Premises, to make such repairs and replacements as Landlord may elect or as Landlord may be required to perform hereunder, and to show the Premises to prospective purchasers, lenders and tenants, and, during the last six months of the Term, to keep affixed in suitable places notices of availability of the Premises.

          5.1.8  Personal Property at Tenant's Risk.  All of the
                 ----------------------------------
furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, shall be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person for any injury, loss, damage or liability caused by Landlord's negligence or willful misconduct.

          5.1.9  Yield Up.  At the expiration of the Term or earlier
                 --------
termination of this Lease: to surrender all keys to the Premises, to remove all furnishings, fixtures, equipment and other personal property now or hereafter located in the Premises, and to deliver and yield up the Premises broom-clean and in the same condition the Premises are in as of the date hereof, reasonable wear and tear, fire and other casualty excepted.

          5.1.10  Estoppel Certificate.  Upon not less than 20 days' prior
                  --------------------
notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing, addressed to such party as Landlord shall designate in its notice to Tenant, certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Fixed Rent and Additional Rent and other charges have been paid and a statement that Landlord is not in default hereunder (or if in default, the nature of such default, in reasonable detail). Any such statement delivered pursuant to this Section 5.1.10 may be relied upon by any prospective purchaser or mortgagee of the Premises, or any prospective assignee of any such mortgagee.

     5.2  Negative Covenants.  Tenant covenants at all times during the Term
          ------------------
and for such further time as Tenant occupies the Premises or any part thereof:

          5.2.1  Assignment and Subletting.  Not to assign, transfer,
                 -------------------------
mortgage or pledge this Lease or to grant a security interest in Tenant's rights hereunder, or to sublease (which term shall be deemed to include the granting of concessions and licenses and the like) or permit anyone other than Tenant to occupy all or any part of the Premises or suffer or permit this Lease or the leasehold interest hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, unless, in each instance the prior written consent of Landlord thereto shall have been obtained, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant may assign this Lease or sublet any portion or all of the Premises to any corporation, partnership, trust, association or other business or organization (x) directly or indirectly controlling and beneficially owning Tenant, (y) directly or indirectly controlled by and beneficially owned by Tenant, or (z) in common control with Tenant, or to any successor of Tenant by merger, consolidation or acquisition of substantially all of the assets of Tenant, without the prior written consent of Landlord. For purposes of this Lease, "control" shall mean the controlling party owns directly or indirectly fifty-one percent (51%) or more of the voting interest of the controlled party and that there are no super majority requirements generally prohibiting control with fifty-one percent (51%) of such voting interest.

          If for any assignment or sublease or occupancy by another, Tenant receives rent or other consideration, either initially or over the term of the assignment, sublease or occupancy, after payment of any expenses incurred in connection therewith, in excess of the rent called for hereunder, or in case of sublease of part of the Premises, in excess of such rent fairly allocable to the part so subleased, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord, as Additional Rent, 50% of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

          Any attempted assignment, transfer, mortgage, pledge, grant of security interest, sublease or other encumbrance, except as permitted by this
Section 5.2.1, shall be void. No assignment, transfer, mortgage, grant of security interest, sublease or other encumbrance, whether or not approved, and no indulgence granted by Landlord to any assignee, sublessee or occupant shall in any way impair Tenant's continuing primary liability (which after an assignment or subletting shall be joint and several with the assignee or sublessee) of Tenant hereunder, and no approval in a particular instance shall be deemed to be a waiver of the obligation to obtain Landlord's approval in any other case.

          5.2.2  Overloading and Nuisance.  Not to injure, overload, deface
                 ------------------------
or otherwise harm the Premises; nor commit any nuisance.

          5.2.3  Environmental Considerations.
                 ----------------------------
                 (a) For purposes of this Section 5.2.3 the following definitions shall apply:

                 "Environmental Release": The term Environmental Release shall mean any intentional or unintentional releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, abandoning, discarding or dumping of any Toxic Substance from, on, into or about the land, water or air of the Premises in violation of applicable law.

                 "Remediation": The term Remediation shall mean activities in connection with the clean-up of an Environmental Release, including but not limited to sampling, analysis, excavation, removal, disposal and replacement of soils, ground water and/or other materials in accordance with the provisions of any and all applicable laws, ordinances and regulations, now or hereinafter enacted.

                 "Toxic Substance": The term Toxic Substance shall mean hazardous substance, hazardous waste, hazardous material, pollutant or contaminant, as such terms are now or hereafter defined in all applicable federal, state, and local laws, ordinances or regulations now or hereafter enacted or amended, and any and all other terms which are or may be used in any or all applicable laws now or hereafter enacted to define prohibited or regulated substances.

                 (b) Tenant shall not use the Premises or any part thereof for the purpose of treating, producing, handling, transferring, processing, transporting, disposing, using or storing a Toxic Substance except in accordance with applicable law.

                 (c) Tenant and its agents, employees, contractors, licensees and invitees shall not cause or permit to exist, as the result of an action or omission by one or more of them, an Environmental Release in violation of applicable law.

The occurrence of an Environmental Release in violation of applicable law shall be deemed an Event of Default under this Lease.

                 (d)  Notwithstanding this foregoing, Tenant may use
Toxic Substances in the ordinary course of Tenant's business provided that such materials are used, stored and disposed of in compliance with any and all applicable laws, ordinances and regulations, as now or hereafter enacted.

                 (e) Except as otherwise provided herein, Tenant shall dispose, remove and/or arrange for the disposal and/or removal of its trash by a trash disposal company, reasonably approved by Landlord, and which shall be operated in accordance with applicable laws, ordinances and regulations. Tenant and its agents, employees, contractors, licensees and invitees shall not place or permit the placement of any Toxic Substance in any waste receptacle located in the Premises or the plumbing or sewer systems of the Premises.

                 (f) The covenants, representations and warranties provided in this Section 5.2.2 shall survive the expiration or earlier termination of this Lease.

                 (g) Tenant shall pay, defend, at its expense with counsel reasonably acceptable to Landlord, indemnify, and hold harmless Landlord and its agents, officers, directors and employees from and against any and all claims, losses, costs, damages, liabilities and fines arising from or relating to an Environmental Release by Tenant, Remediation with respect to such a Release by Tenant, or the failure of Tenant, or its agents, employees, contractors, licensees or invitees to comply with the provisions of this
Section 5.2.2.

                 (h) Notwithstanding the foregoing, Landlord shall indemnify and hold Tenant harmless from and against all loss, cost, expense or damages Tenant, its stockholders, officers, directors or employees may suffer or incur as a result of (i) an Environmental Release caused by Landlord, including the costs of any Remediation thereof, or (ii) an Environmental Release on or about the Premises prior to the commencement of the Term of this Lease, including the costs of any Remediation thereof.

                                  ARTICLE VI

                              Casualty or Taking
                              ------------------

     6.1  Termination.  In the event that the Premises, or any material part
          -----------
thereof, shall be taken by any public authority or for any public use, or shall be destroyed or damaged by fire or casualty, or by the action of any public authority, then this Lease may be terminated at the election of Tenant. For purposes hereof, a material part of the Premises shall mean that not less than twenty-five percent (25%) of the building contained on the Premises shall have been taken, destroyed or damaged and can not be restored within 90 days. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been divested, shall be made by the giving of notice within 30 days after the right of election accrues.

     6.2  Restoration.  If this Lease is not terminated as aforesaid, this
          -----------
Lease shall continue in force and a just proportion of the rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be suspended or abated until the Premises, or what may remain thereof, shall be put by Landlord in proper condition for use, which Landlord covenants to do with reasonable diligence.

          In no event shall the Landlord or any mortgagee be liable for restoration beyond the extent of available insurance proceeds. The Landlord's obligation to restore is further conditioned upon the holder of any mortgage on the Premises releasing insurance proceeds for restoration. If any mortgagee refuses to permit all such insurance proceeds to be utilized in the restoration of the Premises and the Landlord elects not to restore the Premises, then either Landlord or Tenant may elect to terminate this Lease within 15 days after the date Landlord notifies Tenant of Landlord's election not to restore the Premises. The Landlord shall notify the Tenant within 15 days of the date the Landlord receives notice from its mortgagee that insurance proceeds will not be made available for restoration.

          Notwithstanding anything contained in this Section 6.2 to the contrary, if the unexpired portion of the Term of this Lease remaining after the anticipated completion of restoration to the Premises is six months or less, then either the Landlord or Tenant may terminate this Lease.

     6.3  Eminent Domain Award.  The Landlord reserves, and the Tenant
          --------------------
grants to the Landlord, all rights which the Tenant may have for damages or injury to the Premises for any taking by eminent domain, except for damage to the Tenant's fixtures, property, or equipment, and except for any separate award for Tenant's moving expenses.

                                  ARTICLE VII

                                   Defaults
                                   --------

     7.1  Events of Default.  (a) If Tenant shall default in the performance
          -----------------
of any of its obligations to pay the Fixed Rent or Additional Rent hereunder and if such default shall continue for 10 days after notice from Landlord designating such default (provided, however, that Landlord shall not be obligated to send such notice more than two (2) times in any twelve month period) or if within 30 days after notice from Landlord to Tenant specifying any other default or defaults Tenant has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion, or (b) if Tenant becomes insolvent or fails to pay its debts as they fall due, or (c) if a trust mortgage or assignment is made by Tenant for the benefit of creditors, or (d) if Tenant proposes a composition, arrangement, reorganization or recapitalization with creditors, or (e) if the leasehold estate under this Lease or any substantial part of the property of Tenant is taken on execution, or by other process of law, or is attached or subjected to any other involuntary encumbrance, or (f) if a receiver, trustee, custodian, guardian, liquidator or similar agent is appointed with respect to Tenant, or if any such person or a mortgagee, secured party or other creditor takes possession of the Premises or of any substantial part of the property of Tenant, and, in either case, if such appointment or taking of possession is not terminated within 90 days after it first occurs, or (g) if a petition is filed by or with the consent of Tenant under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, or (h) if a petition is filed against Tenant under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, and such petition is not dismissed within 90 days thereafter, or (i) if Tenant dissolves or is dissolved or liquidates or adopts any plan or commences any proceeding, the result of which is intended to include dissolution or liquidation, then, and in any of such cases, Landlord and the agents and ser-vants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without demand or notice and with or without process of law enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might other-wise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid this Lease shall terminate. Notwithstanding anything to the contrary hereunder, Tenant will pay all reasonable attorney's fees incurred by Landlord in the exercise by Landlord of its remedies hereunder in the event of a default by Tenant.

     7.2  Remedies.  In the event this Lease is terminated by reason of the
          --------
Tenant's default hereof, Landlord may at Landlord's option occupy the Premises or cause the Premises to be altered or divided or otherwise changed or prepared for reletting, and may relet the Premises or any part thereof, for a term or terms to expire prior to, at the same time as or subsequent to, the original expiration date of this Lease, at Landlord's option, and receive the rent therefor, applying the same first to the payment of such reasonable expense as Landlord may have incurred in connection with the recovery of possession, altering, dividing or otherwise changing or preparing for reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the Annual Fixed Rent, additional rent and other charges hereunder and to the cost and expense of performance of the other covenants of Tenant as herein provided; and Tenant agrees, whether of not Landlord has relet, to pay to Landlord damages equal to the rent, additional rent and all other sums to be paid by Tenant as and when due under the terms of this Lease as if there were no default, less the net proceeds of the reletting, if any, as ascertained from time to time. Landlord agrees to use reasonable efforts to mitigate its damages in the event of such default by Tenant. In reletting the Premises as aforesaid, Landlord may grant such rent concessions as Landlord may deem reasonably necessary for such reletting, and Tenant shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. The Tenant shall not be entitled to any surplus accruing as a result of any reletting.

          Nothing contained in this Lease shall however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proven, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     7.3  Remedies Cumulative.  Any and all rights and remedies which
          -------------------
Landlord or Tenant may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

     7.4  Landlord's and Tenant's Right to Cure Defaults.  Either Landlord
          ----------------------------------------------
or Tenant may, but shall not be obligated to, cure, at any time, following 10 days' prior notice to the other party hereto, except in cases of emergency when no notice shall be required, any default by the other party hereto under this Lease;

and whenever the non-defaulting party so elects, all costs and expenses incurred by such non-defaulting party, including reasonable attorneys' fees, in curing a default shall be paid by the defaulting party on demand, together with interest thereon at the rate provided in Section 4.3.
In the event Landlord fails to reimburse any such amount paid by Tenant within ten (10) days after demand, Tenant shall have the right to offset such amount against the Fixed Rent and Additional Rent payable by Tenant hereunder.

     7.5  Effect of Waivers of Default.  Any consent or permission by
          ----------------------------
Landlord or Tenant to any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Landlord or Tenant of the breach of any covenant or condition herein, shall be effective only if made in writing, and according to its express terms and conditions and shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

     The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord, or by Tenant, unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     7.6  No Accord and Satisfaction.  No acceptance by Landlord of a
          --------------------------
lesser sum than the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, unless Landlord elects by notice to Tenant to credit such sum against the most recent installment due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed a waiver, an agreement or an accord and satis-faction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

                                 ARTICLE VIII

                                   Mortgages
                                   ---------

     8.1  Rights of Mortgage Holders.  The word "mortgage" as used herein
          --------------------------
includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances, and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, including without limitation Section 9.4, no such holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord accruing from and after such entry, subject to and with the benefit of the provisions of Section 9.4, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the Premises. No Fixed Rent, Additional Rent or any other charge shall be paid more than 30 days prior to the due dates thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee in possession or in the process of foreclosing its mortgage) be a nullity as against such mortgagee and Tenant shall be liable for the amount of such payments to such mortgagee.

     The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a holder of a mortgage (including, without limitation, the covenants and agreements contained in this Section 8.1) constitute a continuing offer to any person, corporation or other entity, which by accepting a mortgage subject to this Lease, assumes the obliga-tions herein set forth with respect to such holder; such holder is hereby constituted a party of this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such holder shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may be necessary to implement the provisions of this Section 8.1.

     8.2  Lease Superior or Subordinate to Mortgages.  This Lease is and
          ------------------------------------------
shall continue to be subject and subordinate to any presently existing mortgage or mortgages secured by the Premises, and to any and all advances hereafter made thereunder, and to the interest of the holder or holders thereof in the Premises. The holder of any such presently existing mortgage shall have the election to subordinate the same to this Lease, exercisable by filing with the appropriate recording office a notice of such election, whereupon this Lease shall have priority over such mortgage. A copy of such filing shall be given to Tenant. Such election by the holder of any presently existing mortgage shall not affect priority with respect to this Lease of any other presently existing mortgage.

     Any mortgage or other voluntary lien or other encumbrance recorded subsequent to the recording of the notice or short form referred to in Section
9.3 shall be subject and subordinate to this Lease unless Landlord and the holder of any such subsequent mortgage and the holders of all mortgages prior to such subsequent mortgage elect to subordinate this Lease to such subsequent mortgage and to any and all advances thereafter made thereunder and to the interest of the holder thereof in the Premises, such election to be exercisable by Landlord and all such holders by filing with the appropriate recording office (a) a notice of such election and (b) an agreement between the holder of such subsequent mortgage and Tenant, consented to by holders of all mortgages having priority over such subsequent mortgage, by the terms of which such holder will agree to recognize the rights of Tenant under this Lease and to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise and Tenant will agree to recognize the holder of such subsequent mortgage as Landlord in such event, which agreement shall be made expressly to bind and inure to the benefit of the successors and assigns of Tenant and of such holder and upon anyone purchasing said Premises at any foreclosure sale brought by such holder. Tenant and Landlord agree to execute and deliver any appropriate instruments necessary to carry out the agreements contained in this Section 8.2.


                                  ARTICLE IX

                           Miscellaneous Provisions
                           ------------------------

     9.1  Notices from One Party to the Other.  All notices required or
          -----------------------------------
permitted hereunder shall be in writing and addressed, if to the Tenant, at the Original Address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given when mailed to such address postage prepaid, registered or certified mail, return receipt requested, or when delivered to such address by hand or by nationally recognized overnight courier service.

     9.2  Quiet Enjoyment.  Landlord agrees that upon Tenant's paying the
          ---------------
rent and performing and observing the terms, covenants, conditions and provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord.

     9.3  Lease not to be Recorded.  Tenant agrees that it will not record
          ------------------------
this Lease. Both parties shall, upon the request of either, execute and deliver a notice or short form of this Lease in such form, if any, as may be permitted by applicable statute. If this Lease is terminated before the Term expires the parties shall execute, deliver and record an instrument acknow-ledging such fact and the actual date of termination of this Lease.

     9.4  Bind and Inure.  The obligations of this Lease shall run with the
          --------------
land, and this Lease shall be binding upon and inure to the benefit of the par-ties hereto and their respective permitted successors and assigns.

     9.5 Acts of God. In any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whe-ther such time be designated by a fixed date, a fixed time or a "reasonable time", and such time shall be deemed to be extended by the period of such delay.

     9.6  Landlord's Default.  Landlord shall not be deemed to be in default
          ------------------
in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of 30 days following receipt of notice from Tenant, or such additional time as is reasonably required with the exercise of reasonable diligence to correct any such default, after notice has been given by Tenant to Landlord specifying the nature of Landlord's default. Any notice to Landlord shall also be sent to each mortgagee of which Tenant has been given notice by Landlord, which notice shall include the mailing address of such mortgagee.

     9.7  Brokerage.  Landlord and Tenant each warrants and represents to
          ---------
the other party hereto that it has had no dealings with any broker or agent in connection with this Lease and covenants to defend, hold harmless and indemnify the other party hereto from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to such party's dealings in connection with this Lease or the negotiation thereof.

     9.8  Applicable Law and Construction.
          -------------------------------

          9.8.1  Applicable Law.  This Lease shall be governed by and
                 --------------
construed in accordance with the laws of the state in which the Premises are located and shall be subject to the jurisdiction of the courts of such state. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid, or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

          9.8.2  No Other Agreement.  There are no oral or written
                 ------------------
agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

          9.8.3  Titles.  The titles of the several Articles and Sections
                 ------
contained herein are for convenience only and shall not be considered in construing this Lease.

          9.8.4  "Landlord" and "Tenant".  Unless repugnant to the context,
                 -----------------------
the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, admin-istrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant the obligations imposed by this Lease upon Tenant shall be joint and several.

     9.9  Submission Not an Offer.  The submission of a draft of this Lease
          -----------------------
or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy delivered.

     9.10 Attorneys' Fees.  Landlord and Tenant, as the case may be, shall
          ---------------
each be entitled to recover reasonable attorneys fees incurred by such party in connection with the successful enforcement of any provision of this Lease.

     9.11 Tenant's Option to Purchase.  Tenant will have the option to
          ---------------------------
purchase the Premises during the Term of this Lease at a price equal to "Fair Market Value" (as defined below) plus the amount due under any promissory note or mortgage securing same in excess of the outstanding principal and interest due thereunder, such as (without limitation) a prepayment penalty or a payment in accordance with a yield maintenance formula. "Fair Market Value" will be the value of the Premises, not to be less than $10,000,000, as determined by a qualified professional real estate appraiser or appraisal firm (an "Appraiser") selected by agreement between Landlord and Tenant, which value shall be determined (i) assuming an arms-length sale pursuant to the Greater Boston Real Estate Board Form Purchase and Sale Agreement with the usual and customary changes thereto between a willing buyer and a willing seller,
(ii) assuming delivery of good and clear record and marketable title, free of mortgages and encumbrances, and (iii) using a combination of valuation methods which include replacement cost, income capitalization and comparable sales data (with the Appraiser to determine the relative weights of the respective methods). The cost of such appraisal to be equally divided between Landlord and Tenant. In the event Landlord and Tenant are unable to agree on an Appraiser, Landlord and Tenant shall each engage an Appraiser at its own expense and those two Appraisers shall together engage a third qualified Appraiser, the cost and expense of which shall be divided equally between Landlord and Tenant. If the determination of the Fair Market Value of any two or all three of the Appraisers shall be identical in amount, said amount shall be deemed to be the Fair Market Value of the Premises. If the determinations of all three Appraisers shall be different in amount, the average of the two values nearest in amount shall be deemed the Fair Market Value. The Fair Market Value of the Premises determined in accordance with the provisions of this Section 9.11 shall be binding and conclusive upon Landlord and Tenant.

     Notwithstanding the foregoing option rights, if Landlord should desire to sell the Premises, or any portion thereof, Landlord will give Tenant written notice in accordance with this Lease (the "Landlord's Offer Notice"), which shall include the proposed purchase price (the "Asking Price") and other terms and conditions of the offer to sell. Landlord agrees that the Asking Price shall be no greater than Landlord's good faith determination of the fair market value of the Premises or portion thereof to be sold. Tenant shall have the right to exercise its rights hereunder by notice (the "Tenant's Notice") given to Landlord in accordance with this Lease not later than thirty
(30) days from the date of Landlord's Offer Notice, a Purchase and Sale Agreement will be executed within fifteen (15) days from the date of Tenant's Notice and the closing will be held no later than ninety (90) days from the date of Landlord's Offer Notice. If Tenant does not exercise it rights as provided in the immediately preceding sentence, then Tenant's option rights hereunder shall expire and be of no further legal effect, unless Landlord fails to close on the sale of the Premises (or portion thereof as described in Landlord's Offer Notice) within six (6) months of the date of Landlord's Offer Notice at a price substantially equal to or greater than the Asking Price, in which event Tenant's option rights hereunder shall remain in full force and effect.

     WITNESS the execution hereof under seal as of the day and year set forth in Section 1.1.

                                       Landlord:


                                       By: /s/ John K. Grady
                                           -------------------------------------
                                           Trustee as aforesaid, and not
                                           individually




                                       Tenant:

                                       XRE ACQUISITION CORP.





                                       By: /s/ Hal Kirshner
                                           -------------------------------------
                                           Title: Chief Executive Officer
                                                  of XRE Acquisition Corp.